UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of Report: January 21, 2005 (Date of Earliest Event Reported: January 20, 2005))

POLYMER GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-14330	57-1003983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Faber Place Drive, Suite 201, North Charleston, South Carolina, 29405

(Address of Principal Executive Offices, including Zip Code)

(843) 329-5151

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

On January 20, 2005, Polymer Group, Inc. (“PGI”) announced that its Board of Directors had declared a dividend on its 16% Series A Convertible Pay-In-Kind Preferred Stock (the “Preferred Stock’), payable January 21, 2005.  Under the terms of the Preferred Stock, dividends accrue at the rate of 16% per annum and are payable, at the option of PGI, in cash, additional shares of Preferred Stock or a combination thereof.  PGI will pay this dividend through the issuance of additional shares of Preferred Stock.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.               Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 20, 2005 announcing declaration of dividend on Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: January 21, 2005	/s/ Willis C. Moore III
Willis C. Moore III
Chief Financial Officer